EXHIBIT 10.3

AMENDMENT NO. 3

TO

ARTICULATED TUG BARGE BUILDING AGREEMENT

FOR HULL NO. 046

          AMENDMENT No. 3 made as of this 8th day of November, 2005 to that certain Articulated Tug Barge Agreement dated August 7, 2004, Contract No. 046 (the “Agreement”), as amended by letter agreements dated August 7, 2004 (Agreement Amendment No. 1) and September 29, 2004 (Agreement Amendment No. 2) respectively, by and between Southeastern New England Shipbuilding Corporation, d/b/a SENESCO Marine, a Delaware corporation with its principal place of business at 10 MacNaught Street, North Kingstown, Rhode Island 02852 (“SENESCO”) and USCS ATB LLC, a New Jersey limited liability company with its principal place of business c/o USS Vessel Management, Inc., PO Box 2945, Edison, New Jersey, 08818-2945 (“Buyer”).

W I T N E S S E T H:

          WHEREAS, SENESCO and the Buyer have entered into the Agreement providing for the construction by SENESCO for the Buyer of an Articulated Tug Barge, designated as Hull No. 046, with a capacity of 140,000 BBL (at 98 percent) ABS Class A1 (E) Chemical Petroleum Barge with a guaranteed deadweight of 19,999 LT, bearing Hull No. 046 (the “ATB”);

          WHEREAS, SENESCO and the Buyer wish to further amend the Agreement as hereinafter set forth.

          NOW, THEREFORE, it is hereby agreed between SENESCO and the BUYER, as follows:

1.	The Summary of Terms is hereby amended, as follows:

	a.	In Section 4, after “This Agreement,” there shall be added: “as modified by Agreement Amendments Nos. 1 and 2 and this Amendment No. 3. (hereinafter, the “Agreement”).”

	b.	In Section 6, the Delivery Date of March 1, 2006 is hereby changed to November 30, 2006.

	c.	Section 7 is hereby amended to read:

Total Project Cost: $51,636,619 made up of a barge unit (the “Barge”) and pusher tug (the “Tug” or “Pusher Tug”) of $44,672,690 and Buyer Furnished Equipment of $6,963,929, as adjusted for changes.

Purchase Price: $44,672,690 (the “Amended Purchase Price”

Total Project Cost net of Buyer Furnished Equipment and Services, as adjusted (“Buyer Furnished Equipment” or “BFE&S”).

Progress Payments to be made in accordance with Milestone Payment Schedule, as amended (the “Amended Milestone Payment Schedule”) (Appendix 3a attached hereto for Barge and Tug).

Production to be accomplished in accordance with Production Schedule, as amended (the “Amended Production Schedule”) (Appendix 3b attached hereto).

	d.	Section 9 is hereby amended to read “Amended Barge Letter of Credit (Appendix 4a) and Amended Tug Letter of Credit (Appendix 8a), the forms of which are attached hereto.”

	e.	Section 11 is hereby amended to read:

Barge:	Quonset Point, Rhode Island,

Bridgeport, Connecticut

Sparrows Point, Maryland

Tug:	Quonset Point, Rhode Island

	f.	Section 15 is hereby amended to read:

Notifications to SENESCO:

Mr. Frederick G. Frost, III
Acting Chief Executive Officer
SENESCO
10 MacNaught Street
North Kingstown, RI 02852

Tel: (401) 295-0373
Fax: (401) 294-4140
Email: ffrost@SenescoMarine.com

	g.	Section 16 is hereby amended to read:

Description of ATB & Classification Requirements (Appendix 5)

Amended Milestone Acceptance (Appendix 6a)

ATB (Tug & Barge) Certification (Appendix 7)

BFE&S Insurance (Appendix 9)

Construction Transfer Insurance (Appendix 10)

Major Costs of Construction Transfer (Appendix 11)

Appendices 6a, 9, 10, and 11 are attached hereto.

2.	Article 1.c.(i) is hereby amended to read:

This Agreement including any amendments;

3.	Article I(e) is hereby amended to read:

Place of Construction.  The Barge unit has been and will continue to be constructed by SENESCO at its shipyard located in Quonset Point, Rhode Island (the “SENESCO Shipyard”) to the extent technically reasonable, including panel lines, until such time as SENESCO shall commence the transfer of the Barge sections and components and BFE&S (the “Construction Transfer”) to the former

Baltimore Marine Industries shipyard at Sparrows Point, Maryland (“Sparrows Point”) for completion of the Barge (the “Construction Transfer Date”); provided, however, that the bow assembly (“Bow Assembly”) of the Barge shall continue to be constructed by Derecktor Shipyards Conn. LLC (“Derecktor”) at Derecktor’s facility in Bridgeport, Conn., and upon completion of the Bow Assembly, it shall be transported to Sparrows Point for joining with the balance of the sections of the Barge, all within the Purchase Price and at the sole risk, cost, and expense of SENESCO.  The Tug will continue to be built at Quonset Point, Rhode Island.

SENESCO may subcontract painting of the Barge, which work, to the extent underway, will be performed at the SENESCO Shipyard until the completion of the Construction Transfer and then at Sparrows Point.  Other than the above, and except as to subcontracts pertaining to the Construction Transfer, SENESCO may not enter into subcontracts in excess of $100,000 aggregate per subcontractor without submission of the form of each such sub-contract to Buyer and prompt receipt (i.e., within five (5) U.S. business days of SENESCO’s submission) of Buyer’s written consent, which shall not be unreasonably withheld.  When circumstances so require and justify, Buyer shall provide or withhold its consent within one (1) business day of submission.

4.	In Article I(f), is hereby amended to read:

BFE&S.  SENESCO will provide, at the SENESCO Shipyard and at Sparrows Point, clean, dry and protected storage and appropriate insurance for BFE&S (Appendix 9) from the time of receipt thereof until time of actual installation in the ATB’s hull and SENESCO will provide foundations, power wiring, installation services, all labor, materials, equipment and services to install and test all equipment (Buyer and SENESCO supplied) in accordance with the Agreement, as amended.  (If required by the manufacturer, SENESCO will maintain any BFE&S prior to delivery of the ATB).  BFE&S for the Tug shall be timely delivered by Buyer to Quonset Point, and BFE&S for the Barge will be timely delivered to SENESCO Shipyard prior to the Construction Transfer Date and after such date to Sparrows Point.  Buyer shall not make any substitutions or changes in the BFE&S without

SENESCO’s consent, which consent shall not be unreasonably withheld.  The Tug, upon completion at SENESCO Shipyard, shall be timely delivered to Sparrows Point for sea trials with the Barge unit at the sole cost, risk, and expense of SENESCO.

5.	Article I(i) is hereby amended to read:

To secure its obligations to build the ATB hereunder, SENESCO shall, on such terms, conditions and amounts satisfactory to the Buyer and customary in transactions of this type and size, purchase and furnish two amended irrevocable standby Letters of Credit (“Amended Letters of Credit”).  One Amended Letter of Credit will apply to the construction of the Barge, and be in the amount of $15,000,000 (Fifteen Million Dollars) issued by the Bank of America (the “Amended Barge Letter of Credit”) in the form annexed hereto as Appendix 4a.  The second Amended Letter of Credit will apply to the construction of the Tug, and be in the amount of $3,000,000 (Three Million Dollars) issued by the Bank of America (the “Amended Tug Letter of Credit”) in the form annexed hereto as Appendix 8a.  Each Amended Letter of Credit will be issued by the Bank of America as security for the faithful performance of this Agreement.  The Amended Barge Letter of Credit will be limited to the following three draw events (“Barge Draw Events”):

(i) the payment of any and all liquidated damages as provided in Article IV(b) hereof;

(ii) the payment of all costs incurred by Buyer to complete the construction of the ATB at SENESCO or Sparrows Point or a facility other than such facilities; and

(iii) receipt of notice that the issuing bank as of the fifteenth day prior to the expiry of the Amended Barge Letter of Credit has elected not to renew the Amended Barge Letter of Credit and SENESCO or Applicant, as named in the Letter of Credit, has not delivered a replacement Amended Barge Letter of Credit as set forth in Appendix 4a.

The Amended Tug Letter of Credit shall be limited to the following two draw events (“Tug Draw Events”):

(i) payment of additional costs occasioned by completion of the Tug at SENESCO, or at a facility other than SENESCO, and also for the payment to all persons performing labor on the Tug pursuant to this Agreement and furnishing materials in connection therewith and excepting costs related to Buyer Furnished Equipment (other than installation, packing and shipping to another facility to complete the Tug); and

(ii) receipt of notice that the issuing bank as of the fifteenth day prior to the expiry of such has elected not to renew the Amended Tug Letter of Credit and SENESCO or Applicant, as named in the letter of credit, has not delivered a replacement letter of credit as set forth in Appendix 8a.

The costs for the Amended Barge Letter of Credit and the Amended Tug Letter of Credit shall be solely for Buyer’s account and expense (it being understood that if Buyer draws upon either or both letters of credit it is not responsible for paying such amounts to the bank) and the Amended Barge Letter of Credit and Amended Tug Letter of Credit shall expire upon acceptance and transfer of title of the ATB.

SENESCO acknowledges that the Amended Barge Letter of Credit and Amended Tug Letter of Credit will be assigned to lender for Buyer and Guarantor.

In the event Buyer draws upon either the Amended Barge Letter of Credit or Amended Tug Letter of Credit because the issuing bank has provided notice that either or both will expire without replacement, Buyer shall deposit all proceeds therefrom in an interest bearing escrow account with one of its lenders and no funds may be taken therefrom except to the extent SENESCO defaults and Buyer incurs additional costs to complete the ATB as described above and in addition, but with respect to proceeds from the Amended Barge Letter of Credit only, for payment of liquidated damages under Article IV(b) of this Agreement.

Upon acceptance and delivery of the completed Barge and all of “Builder’s Property” (as hereinafter defined) to Buyer, in accordance with the Agreement and applicable laws and regulations, or the confirmation by the United States District Court for the Southern District of New York of an arbitration award, if any, or in the event of

SENESCO’s default, or the completion of the Barge at Sparrows Point or any other facility, whichever is later, Buyer shall forthwith pay over to Malcolm G. Chace  or any other applicant for the Amended Barge Letter of Credit, all proceeds drawn upon under the Amended Barge Letter of Credit in excess of those to which Buyer shall be or shall have been entitled by reason of any or all of Barge Draw Events (i) through (ii).

Upon delivery of the completed Tug to Buyer in accordance with the Agreement and applicable laws and regulations, or the confirmation by the United States District Court for the Southern District of New York of an arbitration award, if any, or in the event of default by SENESCO with respect to the completion of the Tug at SENESCO, Derecktor or at another facility, Buyer shall forthwith pay over to Malcolm G. Chace all proceeds drawn upon the Tug Letter of Credit, in excess of those to which Buyer shall be or shall have been entitled by reason of Tug Draw Event (i).  Malcolm G. Chace shall be a third party beneficiary of this covenant by Buyer and shall be entitled to enforce his rights directly against Buyer hereunder.

All references in the Agreement to “Fleet Bank/Bank of America” shall in the case of the Amended Barge Letter of Credit and the Amended Tug Letter of Credit referred to herein shall be deemed to refer to the Bank of America or any successor.

6.	Article II(a) is hereby amended to read:

Amended Purchase Price.  The Buyer shall pay the sum of $44,672,690 (Forty-Four Million Six Hundred Seventy-Two Thousand Six Hundred Ninety Dollars) as the Amended Purchase Price to SENESCO for the design and construction of the Barge and the Tug and in consideration of SENESCO’s installation of BFE&S.  The estimated cost of BFE&S is $6,963,929.00 (Six Million Nine Hundred Sixty-Three Thousand Nine Hundred Twenty Dollars), as adjusted.  The Total Project Cost for the Barge, the Tug and the BFE&S is accordingly $51,636,619 (Fifty-One Million Six Hundred Thirty-Six Thousand Six Hundred Nineteen Dollars).

7.	The first sentence of Article II(b) is hereby amended to read:

Buyer will pay SENESCO the Amended Purchase Price in accordance with the Amended Milestone Payment Schedule included as Appendix 3a which shall incorporate, among other things: (a) additional Milestone Payments of $7,000,000 (Seven Million Dollars) to reflect the Amended Purchase Price.  All such additional Milestone Payments shall be deemed part of the Amended Purchase Price as provided in Article II(a) hereof and Section 7 of the Summary of Terms, as amended, and shall not be treated as Change Orders for purposes of the application Article II (k) hereof.  If at the time of the submission of the Amended Milestone Acceptance for Undocking as set forth in the Amended Milestone Payment Schedule (Appendix 3a), any production task shall not have been completed in the way of any of the integrity of the structural steel, the internals and deck steelwork and the application of all coatings (an “Uncompleted Task”), Buyer shall be entitled to withhold such Milestone Payment, as set forth in Appendix 3a, until such Uncompleted Task shall have been completed in accordance with this Agreement.

8.	Article II(e) of the Agreement is amended to add the following:

In arriving at their agreement to increase the Purchase Price by $7,000,000 (Seven Million Dollars) in this Amendment No. 3, Buyer has represented that the painting required by the Agreement and the Scope Documents (the “Paint Work”) for the Barge can be performed for $3,198,950 (Three Million One Hundred Ninety-Eight Thousand Nine Hundred Fifty Dollars).  In the event SENESCO is unable to renegotiate its agreement with its prospective subcontractor to perform the Paint Work for a price not exceeding the $3,198,950, Buyer shall provide a separate Paint Subcontractor (the “Buyer Designated Paint Subcontractor”) and shall guarantee the performance and the price of Paint Work by the Buyer Designated Paint Subcontractor in accordance with  the Amended Production Schedule and SENESCO shall contract with the Buyer Designated Paint Subcontractor to perform the Paint Work.

If the Buyer Designated Paint Subcontractor shall fail to perform the Paint Work for $3,198,950 and/or the Paint Work shall fail to conform to the Agreement and Scope Documents for Paint Work, Buyer shall be responsible to pay SENESCO the difference between $3,198,950 and the cost of completion of the Paint Work and shall be subrogated to all rights of SENESCO with respect to the enforcement of its rights under its subcontract with the Buyer Designated Paint Contractor in the name and stead of SENESCO.

For the avoidance of doubt, the Scope Documents shall be deemed to provide in respect of Section 8 of the Specifications for the Barge, COATINGS AND MARKINGS and the Material Protection Plan, Change Order #046-02 that:

	a)	Sherwin Williams will be the paint supplier for all tanks and surface areas except the cargo tanks;

	b)	ICI will be the paint supplier for the cargo tanks; and

	c)	The paint shall be applied using staging.

9.	Article II(i) is hereby amended to add the following:

SENESCO and Buyer agree that all references in this Agreement, as amended, to “Sparrows Point” shall mean that certain shipyard now owned by SPS Limited Partnership LLLP and operated by BWI Sparrows Point LLC.  SENESCO undertakes and warrants that Sparrows Point is located in a Foreign Trade Zone, i.e., FTZ #74A.  In the event that Sparrows Point for any reason lacks such designation, SENESCO agrees to hold harmless, indemnify and/or reimburse Buyer for any and all sales, use or other taxes, or Customs duties or government imposts of any kind applicable to the Tug and/or the Barge and/or BFE&S by reason of the absence of any Foreign Trade Zone benefits.

10.	Article II(k) of the Agreement is amended to add the following paragraph:

None of the changes provided by this Amendment No. 3, including the increase of $7,000,000 (Seven Million Dollars) to comprise the Amended Purchase Price, or any of the new milestones added to Appendix 3 to comprise Appendix 3a shall be deemed to be a Change Order for purposes of the application of this Article II(k).

11.	Article III(a) of the Agreement is hereby amended to add the following:

Prior to the date of this Amendment No. 3, SENESCO shall have furnished Buyer with the form of proposed agreement with Sparrows Point and the execution of this Amendment No. 3 shall be deemed to signify Buyer’s approval thereof.

Within thirty (30) days after the Construction Transfer Date, SENESCO will obtain the written waiver or release of lien or consent of any and all lienholders, mortgagees, subcontractors, and materialmen, having in the aggregate individual contracts or liens of any kind in the amount of $100,000 or more to the Construction Transfer and the dispatch of the Tug to Sparrows Point for purposes of sea trials.  The written waiver of lien or consent shall be in form reasonably satisfactory to Buyer’s counsel.  SENESCO will further perform any acts reasonably requested by Buyer and execute any and all documents required to record Buyer’s lien encumbering the ATB, including BFE&S, in the State of Rhode Island and Town of North Kingston, Rhode Island; the State of Maryland and City of Baltimore; and the State of Delaware and County of Kent; and SENESCO hereby authorizes Buyer to file any and all documents, instruments, and writings necessary or desirable for Buyer to perfect such lien.  In the event that any lienholders, mortgagees, subcontractors, and materialmen having a secured interest in the “Work in Progress,” as hereinafter defined, (collectively, a “lienholder”) shall refuse to release its lien or consent to the Construction Transfer, Buyer shall have the right to apply any Milestone Payment or a portion thereof to satisfy or bond the claim of such lienholder.

12.	Article III(b) is hereby amended to provide for delivery of the ATB to Buyer at Sparrows Point, as follows:

SENESCO warrants that Sparrows Point has sufficient water depth to assure access in a fully laden condition of the ATB to navigable waters in the open sea.

13.	Article III(d) is hereby amended to add in the fifth line after “any” the word “remaining.”

14.	Article IV(a). The Delivery Date is hereby amended to November 30, 2006.

15.	Article IV(b) is hereby amended to read:

Liquidated Damages.  In case of any delay in delivery of the ATB and said delay is not excused or relieved under provision of this Agreement, as amended, SENESCO agrees to pay Buyer from the Amended Barge Letter of Credit as liquidated damages (“Liquidated Damages”) for delay of delivery at the following rate: $30,000 (Thirty Thousand Dollars) per day for each of the first sixty six (66) calendar days of unexcused or unrelieved delay to a maximum of $1,980,000 (One Million Nine Hundred Eighty Thousand Dollars).  At any time, Buyer may draw from the Amended Barge Letter of Credit for any amount of Liquidated Damages then due and owing.  Thereafter, Buyer shall be entitled to draw on the Amended Barge Letter of Credit for the aggregate of all costs incurred by Buyer to complete the construction of the ATB at SENESCO or Sparrows Point or a facility other than such facilities in accordance with the plans and specifications accepted by the parties.

16.	The first sentence of Article IV(c) is amended to read as follows:

c.  Permissible Delay.  Notwithstanding the Delivery Date, SENESCO shall not be liable for any default hereunder or delay in the construction of the ATB, or the performance of the terms, covenants and conditions on its part to be performed hereunder, if such default, delay or non-performance are caused by or are due to any occurrence or contingency beyond SENESCO’s control or are caused by the delay or default or non-performance of any supplier or manufacturer, other than the Tug manufacturer, with whom SENESCO may contract to furnish and/or deliver any materials, equipment, machinery or labor necessary in the construction of the ATB (provided that SENESCO has ordered such materials, equipment, machinery or labor in a timely manner), including force majeure, wars, sabotage, bombing, fires, strikes, riots, floods, insurrection, earthquakes, Acts of God, weather severe enough to make impracticable the use of temporary shelters to allow outside welding or painting, hurricanes, delays in transportation, adverse weather conditions which preclude the conducting of sea trials as described in Article III f., delays by Buyer in granting its approval for the Construction Transfer to Sparrows Point beyond November 4, 2005, delays which are the consequence of SENESCO’s exercising of its rights under Article VIII (b), loss of utilities, blockades, embargoes, terrorism acts, demands or requirements of the United States Government or any State or political subdivision thereof, or occasioned by command, restraint, condemnation or acquisition by the United States Government or any political subdivision thereof; provided, however, that as soon as any such cause is removed and no longer exists, except as may be herein otherwise set forth, SENESCO shall thereupon continue, carry on and perform the covenants, conditions of this Agreement on SENESCO’s part to be performed.  SENESCO shall promptly notify Buyer in writing within two (2) business days of the occurrence of any event of force majeure together with a good faith estimate of the possible delay.

17.	Article IV(d) is hereby deleted in its entirety.

18.	Article V(a) is hereby amended to add in the second line after “SENESCO Shipyard,” “Sparrows Point and Derecktor.”

After the last sentence in said Article, the following shall be added:

Notwithstanding anything herein to the contrary, in the event that the Inspector shall be in attendance at the SENESCO Shipyard or Sparrows Point or Derecktor and the Inspector, upon reasonable inquiry, to the SENESCO office at such location is able to ascertain that the SENESCO Project Manager is available to confer at such location in the ensuing four (4) hours on any business day, the Inspector and the Project Manager shall confer as to any alleged nonconformity, and if they are unable to resolve the matter of the nonconformity at such meeting, either the Inspector or the SENESCO Project Manager shall request a further meeting not later than two (2) business days following their initial meeting, and the Inspector shall furnish to the Project Manager at that time a written notice of nonconformity as hereinabove provided.

19.	In Article VII(a)(i), the following shall be added to the end of the subparagraph:

SENESCO shall not be responsible for any failure of the ATB to meet her guaranteed speed and consumption performance warranties if such failure results from the application of ABS safe hull requirements.

20.	In Article VII(b)(iii), the following shall be added at the end of the paragraph:

The term “Shipyard” shall mean SENESCO’s Rhode Island facility and/or Sparrows Point and/or Derecktor and there shall be no requirement, unless agreed by the parties for technical reasons, that both the Tug and the Barge shall each be taken to the same facility until sea trials.

21.

In Article VIII(a)(viii), the period of stopped work shall be amended to ten (10) business days in lieu of twenty-one (21) business days, provided, however, work stopped as a consequence of the Construction Transfer, or for the two week Christmas facility closing will not constitute a default.

22.	In Article VIII(a) the following shall be added to the end of the subparagraph:

In the event that Buyer elects to arrange for completion of the construction of the ATB, the Buyer shall endeavor to cause the completion of the construction of the ATB to be effected in a cost effective and cost efficient manner consistent with the drawings and specifications accepted by the parties, provided that nothing herein shall limit or restrict the Buyer’s right to draw from time to time under the Amended Barge Letter of Credit or the Amended Tug Letter of Credit, as the case may be, applicable to each vessel, to reimburse the Buyer for all costs incurred by the Buyer to complete such construction.  To facilitate completion and to mitigate damages, SENESCO shall transfer, convey and assign (collectively the “Transfers”) to the Buyer all subcontracts, SENESCO provided materials, components, equipment and Builder’s Property and all agreements for use of Sparrows Point (“Work in Progress”).  In the event that the Work in Progress shall be subject to other liens, encumbrances or other restrictions on transfers or assignments not previously dealt with herein (“Restrictive Rights”), SENESCO shall provide any written consents or other documentation required from the beneficiaries of the Restrictive Rights to effect such Transfers.

23.	Article XI(g) is hereby amended to read:

(i) Ownership and use of Software, Drawings and Models.  In consideration of the Amended Purchase Price, within thirty (30) days of the payment of that portion of the Amended Purchase Price due on execution of this Amendment No. 3, all plans, specifications and drawings of any kind, including detailed construction drawings, model basin results and data, all modifications to the original lines plan and appurtenances to enable the ATB to achieve its Guaranteed Speed, all ownership or license rights in any models at Hamburg, Germany or elsewhere, all correspondence, technology and licenses related thereto and all software, including the N.C. software, whether in hard copy or electronic format to the extent then completed, partially completed, in development or as and when developed or completed, (collectively, “Builder’s Property”) shall be conveyed by SENESCO to Buyer, together with all ownership, copyright and/or license rights in such Builder’s Property.  SENESCO shall retain copies or duplicate originals of all of Builder’s Property sufficient to complete and deliver the ATB.  SENESCO shall convey, deliver and transfer to Buyer all of SENESCO’ right, title, and interest by way of copyright, license or other reserved rights or by way of contract, common law or statutory law.  SENESCO shall authorize Buyer to correspond directly with the model basin entity in Hamburg, Germany.  Upon conveyance of the Builder’s Property to Buyer, Buyer shall have full and exclusive use of Builder’s Property to build the ATB or for any other reason, subject, however, to any retained royalty rights of the naval architect.  In the event that Builder’s Property shall be subject to a license from any third party licensor, Buyer shall pay and/or indemnify SENESCO for any and all license fees and royalties applicable to Buyer’s use and Buyer shall have the right to negotiate exclusively with such third party licensor to secure a novation or assignment of such license, and SENESCO shall cooperate fully in such regard and shall first have paid any license fees applicable thereto.  Following the acceptance and delivery of the ATB, Buyer, subject to the consent of any third party licensor, shall have the exclusive use of all the Builder’s Property for any reason including but not limited to the modification of the ATB or the design or construction of other vessels.

SENESCO shall warrant that at the time of acceptance and delivery of the ATB, SENESCO shall have paid all third party providers of Builder’s Property.  If SENESCO shall be unable to warrant same, or Buyer otherwise determines that such providers have not been paid for their services, Buyer shall be entitled to make such payment and either, at Buyer’s sole option, withhold such amounts from the final installment of the Purchase Price and/or to draw upon the Amended Barge Letter of Credit as a Barge Draw Event (ii) or upon the Amended Tug Letter of Credit as a Tug Draw Event (i) for the amount required to satisfy SENESCO’s obligation under this provision which obligation shall be deemed a cost of completing the ATB.  SENESCO shall be entitled, however, to retain one (1) record set of Builder’s Property in electronic format or hard copy and all copies of the Instruments of Service to be utilized by SENESCO solely for purposes of warranty work and any post delivery and acceptance work for which Buyer may contract with SENESCO.  No consent of SENESCO shall be required by SENESCO for Buyer’s use of Builder’s Property.  Submittal or distribution of Builder’s Property to meet official regulatory requirements shall not be deemed to contravene this provision.  In the event of a SENESCO Default resulting in the termination of this Agreement, as amended, Buyer shall be entitled to an exclusive license to employ Builder’s Property to complete the ATB and SENESCO hereby grants Buyer a security interest in all of its rights, title and interest in the Builder’s Property and the ATB to the extent of the Milestone Payments made, and SENESCO hereby authorizes Buyer to file any and all documents, instruments, and writings necessary or desirable for Buyer to perfect such security interest.

SENESCO shall not be responsible for the application of Builder’s Property to any other vessel constructed on the basis of Builder’s Property, and Buyer shall defend, hold harmless and indemnify SENESCO from any and all applications by Buyer of Builder’s Property with respect to any vessel other than Hull No. 046.

(ii) SENESCO and Buyer agree and acknowledge that, with the transfer of the remaining construction work from SENESCO’s Shipyard in Quonset Point to Sparrows Point, SENESCO will not be able to construct Barge Hull No. 047 for which Buyer has lodged a $1,000,000 (One Million Dollars) berth deposit with SENESCO (the “Berth

Deposit”) and that the cost of the Construction Transfer is greater than originally estimated.  Accordingly, it is agreed that the entire Berth Deposit shall be applied to the Purchase Price as a component of the Amended Purchase Price and shall be applied as a credit to the Milestone Payments as provided in Appendix 3a hereto.  In consideration thereof, SENESCO hereby grants Buyer audit rights as to all accounting and expenditures incurred by SENESCO for the tugboat, barges and cranes (the “Major Costs”) required for the Construction Transfer.  The Major Costs are set out herein in Appendix 11.  If the Major Costs are less than the amounts originally advised by SENESCO to Buyer, SENESCO will provide a credit, to Buyer to such extent, against the Amended Purchase Price.  If the Major Costs are greater, as a result of Owner’s failure to authorize SENESCO by November 4, 2005 to transfer the construction work to Sparrows Point, Buyer shall increase the Amended Purchase Price to include that additional amount and pay SENESCO such amount with the next milestone payment.

24.	Article XI(h) is hereby amended to read:

Construction Transfer.  The Tug shall continue to be constructed at Quonset Point and the Bow Assembly at Derecktor.  Upon providing Buyer five (5) business days’ notice but not later than five (5) calendar days after Buyer shall have given notice that this Amendment No. 3 is effective, SENESCO shall commence  the Construction Transfer for all sections of the Barge by then fabricated at Quonset Point, and all steel at the SENESCO shipyard or any SENESCO subcontractor locations or storage points for the BFE&S purchased for the construction of the Barge, and all fittings, equipment, and appurtenances of the Barge, including but not limited to BFE&S to be shipped to Sparrows Point, at which place SENESCO shall continue construction of the Barge employing the services of subcontractors subject to approval by the Buyer and certified for welding operations by the ABS and approved by the USCG, if required.  All transport of “Work in Progress” (as hereinafter defined) and BFE&S from SENESCO’s or its subcontractor’s locations shall be at SENESCO’s sole risk, cost and expense and shall be accomplished by appropriate means, i.e. by water, rail or truck with due regard to the risks of weather and to avoid damage during transit.  Prior to transit, SENESCO shall properly prepare the Work in Progress and BFE&S in a manner appropriate to the means of transportation selected, including but not limited to the installation of padeyes on the components of the Barge and other devices, as necessary, to permit the safe loading and unloading of the Work in Progress and the BFE&S.  To the extent feasible BFE&S shall be transported by truck or rail and shall be appropriately protected while in transit.  All costs of the Construction Transfer are included in the Amended Purchase Price.  With its notice of intent to commence the Construction Transfer,  SENESCO shall provide a list of all subcontractors for subcontracts in excess of $100,000 in the aggregate as to each such subcontractor to be engaged by SENESCO to complete the construction of the Barge at Sparrows Point.  Buyer shall have five (5) days after the receipt of such list to consent in writing to each subcontractor, which consent shall not be unreasonably withheld. When circumstances so require and justify, Buyer shall have one (1) business day to provide or withhold its consent. Copies of all such proposed subcontracts shall be furnished with each such notice, if reasonably requested by Buyer.  If Buyer fails to consent and such rejection is not unreasonable, SENESCO shall propose alternate subcontractors.  At all times while continuing work on the Barge, the transport of Barge components to Sparrows Point and the continuation of construction of the Barge at Sparrows Point, SENESCO shall remain the prime contractor and responsible in all respects for the assembly, loading and unloading of the Barge components, the transport of the Barge components to Sparrows Point, and the continued construction of the Barge until the Barge is delivered to and accepted by the Buyer on the Delivery Date in accordance with this Agreement, as amended.  SENESCO shall, to the extent technically reasonable, continue to perform work with its own or contracted employees at the SENESCO Shipyard or Sparrows Point Shipyard during the period of the Construction Transfer.  SENESCO undertakes that at all times until the Tug and Barge are delivered to and accepted by Buyer, SENESCO shall assign senior managers (“Senior Managers”) to supervise and manage the construction of the Tug and Barge at SENESCO’s Shipyard, Sparrows Point, and subcontractor’s locations and that such Senior Managers shall attend such locations and shall devote such diligence, time, effort and attention to the construction of the ATB as required by “good shipping practice.”  The assignment of such Senior Managers shall be subject to Buyer’s approval which approval shall be made promptly and not be unreasonably withheld.

SENESCO shall be responsible throughout and until the delivery and acceptance of the ATB to procure, provide, and maintain in effect all policies of insurance set out in Article VI(b) of this Agreement and to secure at SENESCO’s sole expense, all amendments, endorsements, and modifications necessary to insure the Barge, its components and the BFE&S at the SENESCO shipyard, subcontractor shipyards and any other storage locations and during transport to Sparrows Point and during construction at Sparrows Point on the same terms and conditions and with the same limits as if the Barge were to be completed at the SENESCO Shipyard, except for the following:

Without limiting any provision of this Agreement as to insurance as hereinabove provided, SENESCO shall provide insurance on such terms and conditions equal or equivalent to the Builder’s risk policy maintained by SENESCO for the Barge together with Charterers’ Liability and/or any other appropriate insurance covering the means of transport of the Barge components and BFE&S, including protection and indemnity cover for wreck removal, collision and any similar liability, including if any of the Barge components shall have been damaged and/or lost overboard aboard the carrying vessel or any carrying vessel shall sink, and any loss or damage occurring during loading, transport and discharge by truck or rail.  Prior to the Construction Transfer, SENESCO shall provide to Buyer copies of all certificates of insurance applicable to the transport and continuation of construction at Sparrows Point, or if any such policy be an existing policy, such policies shall be duly endorsed to cover the loading, transport, discharge and change in place of construction, as provided by this Amendment.  A list of all such insurance policies covering the Construction Transfer and continuation of construction of the Barge at Sparrows Point is set out in Appendix 10 hereto.  Buyer shall be named as an additional assured on all such policies including those policies required to be maintained by SENESCO under any charter party related to the Construction Transfer.

In the event that there shall be reasonable concern on the part of the Buyer after reviewing the insurance policies and endorsements provided by SENESCO, Buyer may require SENESCO to produce reasonable evidence from SENESCO’s insurance brokers confirming the scope of cover or procure replacement or supplementary insurance at SENESCO’s sole cost.

All risks, costs and expenses of the transport of the Barge components and BFE&S to Sparrows Point shall be borne by SENESCO.  Such transport shall be conducted pursuant to contracts in form approved by Buyer and any bills of lading issued shall be issued in form approved by Buyer shall be marked “Freight Pre-Paid.”  Each carrier of the Barge components shall be required to deliver a release of lien as to the Barge components and BFE&S.

Prior to the arrival of any of the Barge components and BFE&S at Sparrows Point, SENESCO shall deliver to Buyer consents to the transfer and waivers from the owners and operators of the Sparrows Point facility of any mechanics or possessory liens, whether arising by statute, common law or in admiralty, against the Barge components, including BFE&S, and the Barge.  In the case of any subcontractors with aggregate contracts in excess of $100,000 (One Hundred Thousand Dollars), SENESCO shall procure similar consents and waivers as respects the Barge components, BFE&S and the Barge.  To the extent that SENESCO has pledged any of the Barge components or the Barge or the proceeds of any Milestone Payments made by the Buyer, SENESCO shall procure a release of any such recorded lien against the Barge components and/or the Barge to the extent of the sum of all Milestone Payments made by the Buyer up to and including delivery of the Barge components to an ocean carrier for transport.  To the extent there shall be owed by SENESCO to any secured lender or other secured party an aggregate amount in excess of Milestone Payments received by SENESCO from Buyer to the date of transport, SENESCO shall obtain from each such secured party such party’s written consent to the transfer of the construction of the Barge to Sparrows Point and release of its lien, if any, against the Barge components or the Barge.  To the extent that such secured lien or security interest shall secure obligations with respect to any unpaid Milestone Payments, Buyer shall consent to the delivery by SENESCO to such secured party, any security filing or other instrument to enable such secured party to maintain an equivalent security interest in the Barge components and/or the Barge until the acceptance and delivery of the Barge from Sparrows Point in accordance with this Agreement as modified by this Amendment.

Any failure of SENESCO to comply with the covenants and terms and conditions of this Article XI(h), after five (5) business days notice thereof shall constitute a “SENESCO Default” for purposes of Article VIII(a) of this Agreement.

25.	There shall be added to Article XI a further paragraph (i) as follows:

Buyer’s Right to Complete Construction of the ATB.  If SENESCO shall not have completed construction of the ATB and tendered it for delivery to the Buyer in accordance with the terms of the Agreement, as amended, by the date which is sixty-six (66) calendar days of unexcused or unrelieved delay after the Delivery Date, the Buyer shall have the right, but not the obligation, to arrange for the completion of construction of the ATB at the SENESCO Shipyard and/or at Sparrows Point or at any other U.S. Shipyard selected by the Buyer.  In such event, the Buyer shall endeavor to cause the completion of the construction of the ATB to be effected in a cost effective and cost efficient manner consistent with the drawings and specifications accepted by the parties, provided that nothing herein shall limit or restrict the Buyer’s right to draw from time to time under the Amended Barge Letter of Credit or the Amended Tug Letter of Credit, as the case may be, applicable to each vessel, to reimburse the Buyer for all costs incurred by the Buyer to complete such construction.  To facilitate completion and to mitigate damages, SENESCO shall transfer, convey and assign to the Buyer the Work in Progress.  In the event that the Work in Progress shall be subject to Restrictive Rights, SENESCO shall provide any written consents or other documentation required from the beneficiaries of the Restrictive Rights to effect such Transfers.

26.	There shall be added to Article XI a further paragraph (j), as follows:

No Other Changes or Modifications.  Each of SENESCO and Buyer acknowledges and affirms that except as made by this Amendment, there are no other changes or modifications to the Agreement and that any other changes and modifications to the Agreement shall be made only by way of further amendment.

27.	There shall be added to Article XI a further paragraph (k), as follows:

Resolution of all Prior Disputes, Controversies, Claims and Notices thereof.  In consideration of the Amended Purchase Price and this Amendment No. 3, disputes, controversies, claims and notices thereof existing between the parties and arising from or out of the Agreement prior to the date hereof shall be deemed to have been settled, resolved or withdrawn, as the case may be, by this Amendment No. 3.

28.	Article IVc, Permissible Delay, shall be amended by adding the following provision:

Any dispute or difference between the parties regarding an event of Permissible Delay shall be resolved by convening a conference of independent shipbuilding professionals designated by each party.  Within fifteen (15) days after the execution of this Amendment, each party shall designate its representative to the other who may, subject to reasonable grounds, object to that appointment.  The purpose of the conference shall be to attempt to amicably resolve any and all disputes as to the occurrence of permissible delay and the time attributable thereto.  If the representatives are unable to resolve any such dispute, the parties hereby appoint Charles R. Cushing as the impartial umpire (the “Umpire”) to confer with each representative and to render a decision with respect to whether an event of Permissible Delay has occurred and the duration of such Permissible Delay.  The Umpire shall have ten (10) business days after the referral of such dispute to render his or her decision.  There shall be no requirement that the decision of the Umpire be “reasoned.”  In the event that the Umpire is not available to resolve the dispute or is unable to do so within the time provided, Joseph Cuneo is appointed as the alternate Umpire.  The decision of the Umpire, if contested by either party, shall be submitted to arbitration in accordance with Articles 10(b) and (c) of this Agreement.  Pending decision by the Umpire, Buyer may not draw on the Barge Letter of Credit for Liquidated Damages.

29.

This Amendment No. 3 shall not be in effect unless and until SENESCO has received written notice from Buyer that Buyer’s Board has authorized and approved this Amendment No. 3 and the first two Milestone Payments of $50,000 and $3,950,000 respectively referenced in Appendix 3a have been paid.

30.	This Amendment No. 3 may be executed in counterparts and when executed shall comprise one agreement.

[This space intentionally left blank]

31.	Except as amended by this Amendment No. 3, all of the terms and conditions of the Agreement shall remain unchanged and in full force and effect.

          IN WITNESS WHEREOF, the parties have executed this Amendment No. 3 as of the date hereabove written.

WITNESSES:	USCS ATB LLC

	By:	/s/ JOSEPH P. GEHEGAN

Joseph P. Gehegan
	Its:	Chief Operating Officer

	By:	/s/ ALAN E. COLLETTI

Alan E. Colletti
	Its:	Vice President of Operations

Southeastern New England Shipbuilding Corporation d/b/a SENESCO Marine

	By:	/s/ FREDERICK G. FROST, III

Frederick G. Frost, III
	Its:	Chief Executive Officer

Consented To:

UNITED STATES CHEMICAL SHIPPING LLC, as Guarantor

By:

TABLE OF APPENDICES

Appendix 3a	Amended Milestone Payment Schedule for Barge and Tug
Appendix 3b	Amended Production Schedule
Appendix 4a	Amended Barge Letter of Credit
Appendix 6a	Amended Milestone Acceptance
Appendix 8a	Amended Tug Letter of Credit
Appendix 9	Storage and Appropriate Insurance for BFE&S
Appendix 10	Construction Transfer Insurance
Appendix 11	Major Costs of Construction Transfer

APPENDIX 3a

AMENDED MILESTONE PAYMENT SCHEDULE

Barge

PART 1—In Connection with the Execution of Amendment No. 3

Buyer’s notice of Board Approval	$50,000.00

To be paid on provision of all of the following in form satisfactory to Buyer:

(a) On execution and delivery to Buyer of original executed Sublease Agreement for Sparrows Point;

(b) Amended Letters of Credit with issuer’s transfer consents;

(c) Executed Barge Charter Party for Construction Transfer;

(d) Evidence of Insurance required by Article I(f);

(e) Evidence of Insurance required by Article XI(h)	$3,950,000.00

Upon delivery of Barge to Sparrows Point	$1,000,000.00
($500,000 of which is to be paid by Berth Credit)

Delivery of Lien Waivers or Consents
Required by Paragraph 12	$1,000,000.00

SENESCO’s representative certificate that Blocs 2 & 3 are assembled and are in a position for building	$1,000,000.00
($500,000 of which is to be paid by Berth Credit)

Subtotal	$7,000,000.00

APPENDIX 3a
(continued)

PART 2

046 Revised Milestone Schedule

Milestone	Amount	Expected Date

Master Butt 8/9	$722,547	1/19/06
Master Butt 6/7	$722,547	1/24/06
Erect Cofferdam Mod 7	$361,273	2/1/06
Erect Long Bhd Mod 7&8	$361,273	2/9/06
Erect Cofferdam 9	$361,273	2/20/06
Erect Mod 7 Wings P&S	$361,273	2/28/06
Erect Mod 8 Wings P&S	$722,547	3/16/06
Erect Mod 6 Wings P&S	$722,547	3/27/06
Erect Mod 9 Wings p&s	$361,273	4/4/06
Erect mod 5 Wings P&S	$361,273	4/4/06
Erect 4 Wings P&S	$361,273	4/12/06
Erect Mod 10 Wings P&S	$361,273	4/20/06
Erect Mod 3 Wings P&S	$289,019	5/1/06
Erect Main Deck Mod 3	$289,019	5/1/06
Erect Mod 11 Wing P&S	$289,019	5/9/06
Erect Mod 12 Wings P&S	$289,019	5/25/06
Erect Lower Bow	$289,019	5/25/06
Erect Mid Section Bow	$722,547	6/5/06
Install Manifold Module	$722,547	6/20/05
Erect Upper Bow	$722,547	7/10/06
Install Vents, Sounds Overflows tk 1	$722,547	7/26/06
Erect Stern Sections	$240,849	8/3/06
Air Test Tank 1 Cargo / Ballast	$240,849	8/3/06
Shoot / Install Cargo Pump Trunks tk 5	$240,849	8/14/06
Install Vents, Sounds, Overflows tk 5	$240,849	8/22/06
Air Test Tank 5 Cargo / Ballast	$240,849	8/30/06
Blast paint #1 Cargo and Ballast Tanks	$240,849	8/30/06
Blast paint #5 Cargo and Ballast Tanks	$722,547	9/26/06
Undock	$722,547	9/27/06
Hydro Cargo Tanks / Ballast Tanks	$1,445,094	10/16/06
Test & Trials, Final Outfit	$481,698	11/20/06
Sea Trials	$481,698	11/22/06
Clean and Final Sell	$481,698	11/30/06

Total	$15,896,029

APPENDIX 3a
(continued)

Tug

USCS ATB, LLC - PROGRESS PAYMENT SCHEDULE - TUG #318

Milestone Description	Proposed Milestone Value

Signing Tug Contract	1,551,750.00	--Paid
Per Amendment 1 Item L	155,000.00	--Paid
Lay Tug Keel	1,344,850.00	--Paid
Erection of Frames Bow / Bhds Tug Unit	448,283.33	--Paid
Erection of Frame Stern	448,283.33	--Paid
Erection of Frame Midbody	448,283.34	--Paid
Complete Skeg Welding (ready to receive stern tubes)	336,212.50
Install & Align Stern Tubes	336,212.50
Land Reduction Gears (with rough alignment to stern tube)	336,212.50
Land Main Engines (with rough alignment to reduction gears)	336,212.50
Align & Fit Up Modules 1,2,3,10,11	672,425.00
Complete Plate & Weld (from keel to main deck)	672,425.00
Launch Tug	1,344,850.00
Completion of Tug	2,069,000.00

Total #318	10,500,000.00

APPENDIX 3b

AMENDED PRODUCTION SCHEDULE

Task Name	Duration	Start Date	Finish Date

Sign Agreement	1 day?	11/15/2005	11/16/2005
Sign Agreement on Drydock Rental	1 day?	11/16/2005	11/17/2005
Install padeyes / cut mods 9 /10	5 days	11/16/2005	11/28/2005
Obtain barge	5 days	11/16/2005	11/28/2005
Load out Barge	5 days	11/28/2005	12/6/2005
Set Up Blocking for barge in Drydock	10 days	11/17/2005	12/7/2005
Tow to Baltimore	5 days	12/6/2005	12/14/2005
Offload In Baltimore	3 days	12/15/2005	12/20/2005
Erect Modules 7,8, in graving dock	1 day	12/20/2005	12/21/2005
Erect Modules 9,10 in graving dock	1 day	12/22/2005	12/26/2005
Erect modules 11,11A, 12 in graving dock	1 day	12/26/2005	12/27/2005
Erect Modules 5,6 in graving dock	1 day	12/27/2005	12/28/2005
Erect Module 4 in graving dock	1 day	12/28/2005	12/29/2005
Erect Module 3 in graving dock.	1 day	12/30/2005	1/2/2006
Assembly Mod 3 Main Deck	10 days	12/22/2005	1/10/2006
Assembly Mod 4 main Deck	10 days	12/22/2005	1/10/2006
Assembly Mod 5 main Deck	10 days	12/22/2005	1/10/2006
Assembly Mod 6 main Deck	10 days	12/22/2005	1/10/2006
Assembly Mod 10 main Deck	10 days	12/22/2005	1/10/2006
Assembly Mod 11 main Deck	10 days	12/22/2005	1/10/2006
Assembly Mod 12 main Deck	10 days	12/22/2005	1/10/2006
Master Butt 8/9	15 days	12/27/2005	1/23/2006
Master Butt 10/11	15 days	12/27/2005	1/23/2006
Assembly Mod 12 wings	20 days	12/22/2005	1/26/2006
Assembly Mod 6 Wings	20 days	12/22/2005	1/26/2006
Assembly Mod 5 Wings	20 days	12/22/2005	1/26/2006
Assembly Mod 4 Wings	20 days	12/22/2005	1/26/2006
Assembly 3 Wings	20 days	12/22/2005	1/26/2006
Master Butt 6/7	15 days	12/28/2005	1/24/2006
Master Butt 4/5	15 days	12/30/2005	1/25/2006
Erect Cofferdam Mod 7	15 days	1/6/2006	2/1/2006
Assembly Mod 5 C/Dam	30 days	12/22/2005	2/14/2006
Erect Long Bhd Mod 7&8	15 days	1/16/2006	2/9/2006
Erect Cofferdam 9	15 days	1/24/2006	2/20/2006
Master Butt 3/4	15 days	1/25/2006	2/21/2006
Erect Long Bhd 9 & 10	15 days	2/1/2006	2/28/2006
Erect long Bhd 5 & 6	15 days	2/1/2006	2/28/2006
Erect Mod 7 Wings p & s	15 days	2/1/2006	2/28/2006
Fab & Assemble above dk pipe 41-49	10 days	2/24/2006	3/14/2006
Erect Cofferdam mod 11	15 days	2/10/2006	3/8/2006
Erect Cofferdam Mod 5	15 days	2/14/2006	3/13/2006

Task Name	Duration	Start Date	Finish Date

Erect Long Bhd 11/12	15 days	2/20/2006	3/16/2006
Erect Mod 8 Wings p & s	15 days	2/20/2006	3/16/2006
Erect main deck Mod 7	10 days	2/28/2006	3/16/2006
Erect Long Bhds 3 & 4	15 days	2/22/2006	3/21/2006
Assemble Hose racks	20 days	2/24/2006	3/30/2006
Erect Mod 6 Wings P&S	15 days	2/28/2006	3/27/2006
Erect Main Deck Mod 6	10 days	3/8/2006	3/27/2006
Fab / Assy Above dk pipe racks 36-41	15 days	3/14/2006	4/10/2006
Fab/Assy above dk pipe rack 24-36	10 days	3/22/2006	4/10/2006
Erect Mod 9 Wings p&s	15 days	3/8/2006	4/4/2006
Erect mod 5 Wings P&S	15 days	3/8/2006	4/4/2006
Erect Main Deck Mod 8	10 days	3/17/2006	4/4/2006
Erect Main Deck Mod 5	10 days	3/17/2006	4/4/2006
Assemble tankermans House	30 days	2/24/2006	4/18/2006
Install pipe rack fr 24-36	5 days	4/10/2006	4/18/2006
Assembly handrails / spillrail	30 days	2/24/2006	4/18/2006
Erect 4 Wings p & s	15 days	3/17/2006	4/12/2006
Erect Main Deck Mod 9	10 days	3/27/2006	4/12/2006
Erect Main Deck Mod 4	10 days	3/27/2006	4/12/2006
Shoot / install cargo pump trunks tk 2	5 days	4/4/2006	4/12/2006
Fab/Assy above dk pipe rack fr 16-24	15 days	3/31/2006	4/26/2006
Fab/Assy above dk pipe fr 24-6	10 days	4/10/2006	4/26/2006
Install Winch Found fr 19	4 days	4/12/2006	4/19/2006
Erect Mod 10 Wings p & s	15 days	3/27/2006	4/20/2006
Erect Main Deck Mod 10	10 days	4/4/2006	4/20/2006
Shoot/Install cargo pump trunks tk 3	5 days	4/12/2006	4/20/2006
Install vents, sounds, overflows tk 2	10 days	4/4/2006	4/20/2006
Install Wich fr 19	4 days	4/19/2006	4/26/2006
Assembly Stern	75 days	12/26/2005	5/4/2006
Fab ballast system	60 days	1/20/2006	5/4/2006
Install handrails Mod 5 mn Deck	10 days	4/18/2006	5/4/2006
Install handrails Mod 6 mn Deck	10 days	4/18/2006	5/4/2006
Install handrails Mod 7 mn Deck	10 days	4/18/2006	5/4/2006
Install handrails Mod 8 mn Deck	10 days	4/18/2006	5/4/2006
Erect Mod 3 Wings p & s	15 days	4/4/2006	5/1/2006
Erect Main Deck Mod 3	10 days	4/12/2006	5/1/2006
Install handrails Mod 4 mn Deck	10 days	4/18/2006	5/4/2006
Install handrails Mod 9 mn Deck	10 days	4/18/2006	5/4/2006
Install hatches, cleats, hot work 26-35	15 days	4/4/2006	5/1/2006
Assembly breakwaters	30 days	3/20/2006	5/10/2006
Outfit tankermans house	30 days	3/22/2006	5/15/2006
Install Winch Found fr 12	4 days	5/1/2006	5/8/2006
Erect Mod 11 Wing P&S	15 days	4/12/2006	5/9/2006
Erect Main Deck Mod 11	10 days	4/21/2006	5/9/2006
Install vents, sounds, overflows tk 3	10 days	4/21/2006	5/9/2006
Install handrails Mod 10 mn Deck	10 days	4/21/2006	5/9/2006

Task Name	Duration	Start Date	Finish Date

Install hatches, cleats, hot work fr 17-26	15 days	4/12/2006	5/9/2006
Install Cranes	5 days	5/1/2006	5/9/2006
Install Ladders, platforms, pipe Tk 2 P&S	15 days	4/12/2006	5/9/2006
Install Ladders, platforms, pipe Tk 3 P&S	15 days	4/12/2006	5/9/2006
Install Winch fr 12	4 days	5/8/2006	5/15/2006
Assemble main deck house	60 days	2/7/2006	5/23/2006
Assemble manifold module	60 days	2/7/2006	5/23/2006
Shoot/Install cargo pump trunks tk 4	5 days	5/9/2006	5/17/2006
Air Test Tank 3 Cargo / ballast	5 days	5/9/2006	5/17/2006
Install Pipe rack fr 36-41	15 days	4/21/2006	5/17/2006
Install handrails Mod 3 mn Deck	10 days	5/1/2006	5/17/2006
Install hatches, cleats, hot work fr 35-41	15 days	4/21/2006	5/17/2006
Install Ladders, platforms, pipe Tk 4 P&S	15 days	4/21/2006	5/17/2006
Erect Mod 12 wings P&S	15 days	5/1/2006	5/25/2006
Erect Main Deck Mod 12	10 days	5/9/2006	5/25/2006
Erect Lower bow	20 days	4/21/2006	5/25/2006
Install vents, sounds, overflows tk 4	10 days	5/9/2006	5/25/2006
Install ballast piping Ford Wings	15 days	5/1/2006	5/25/2006
Install handrails Mod 11 mn Deck	10 days	5/9/2006	5/25/2006
Install Ladders, platforms, pipe Tk 1 P&S	15 days	5/1/2006	5/25/2006
Erect tankermans house	15 days	5/15/2006	6/8/2006
Install Winch found fr 49	4 days	5/26/2006	6/1/2006
Erect Mid Section Bow	15 days	5/9/2006	6/5/2006
Air Test Tank 4 Cargo / ballast	5 days	5/26/2006	6/5/2006
Install hatches, cleats, hot work fr 6-17	20 days	5/1/2006	6/5/2006
Erect inert Gas Generator house	5 days	5/26/2006	6/5/2006
Erect Breakwaters	20 days	5/10/2006	6/14/2006
Install Winch fr 49	4 days	6/2/2006	6/8/2006
Outfit Deckhouse incl pipe, founds, cableways	45 days	3/31/2006	6/19/2006
Air Test Tank 2 cargo / ballast	5 days	6/5/2006	6/13/2006
Install ballast piping wings fr 34-46	30 days	4/21/2006	6/13/2006
Install Pipe rack fr 41-49	10 days	5/26/2006	6/13/2006
Install handrails Mod 12 mn Deck	10 days	5/26/2006	6/13/2006
Install ballast System, IB	60 days	3/14/2006	6/27/2006
Install manifold module	20 days	5/23/2006	6/27/2006
Install hatches,cleats, hot work fr 41-49	15 days	5/26/2006	6/21/2006
Install Ladders, platforms, pipe Tk 5 P&S	15 days	5/26/2006	6/21/2006
Blast paint #3 cargo, cd7 and ballast tanks	15 days	6/9/2006	7/5/2006
Blast paint #4 cargo, cd 11 and ballast tanks	15 days	6/5/2006	6/29/2006
Erect main Deck House	10 days	6/19/2006	7/5/2006
Air Test ballast System	10 days	6/27/2006	7/13/2006
Erect Upper Bow	30 days	5/17/2006	7/10/2006
Blast paint #2 cargo and ballast tanks	15 days	6/13/2006	7/10/2006
Air Test Bow	2 days	7/10/2006	7/12/2006
Install electrical equipment Tank house	30 days	5/31/2006	7/24/2006
Shoot / install cargo pump trunks tk 1	5 days	7/10/2006	7/18/2006

Task Name	Duration	Start Date	Finish Date

Install Framo Hydraulics and commision	45 days	5/1/2006	7/18/2006
Install Vents, sounds overflows tk 1	10 days	7/10/2006	7/26/2006
Install Anchor Winch Found	10 days	7/10/2006	7/26/2006
Erect Stern sections	50 days	5/9/2006	8/3/2006
Air Test Tank 1 cargo / ballast	5 days	7/26/2006	8/3/2006
Install Anchor Windlass	5 days	7/26/2006	8/3/2006
Air test stern	2 days	8/4/2006	8/8/2006
Complete install IG,vapor, pv valves	30 days	6/27/2006	8/17/2006
Install Winch Found fr 57	4 days	8/4/2006	8/10/2006
Shoot / install cargo pump trunks tk 5	5 days	8/4/2006	8/14/2006
Blast paint bow interior	10 days	7/26/2006	8/14/2006
Install All Machinery / Electrical Equipt Main Dk hse	30 days	6/27/2006	8/17/2006
Install Winch fr 57	4 days	8/11/2006	8/17/2006
Install vents, sounds, overflows tk 5	10 days	8/4/2006	8/22/2006
Run Electrical cables main dk	30 days	7/5/2006	8/28/2006
Blast paint Exterior	10 days	8/8/2006	8/24/2006
Blast paint Stern Interior	10 days	8/11/2006	8/29/2006
Air Test Tank 5 cargo / ballast	5 days	8/22/2006	8/30/2006
Blast paint #1 cargo, cd5 and ballast tanks	15 days	8/4/2006	8/30/2006
Blast paint #5 cargo and ballast tanks	15 days	8/30/2006	9/26/2006
Undock	1 day	9/26/2006	9/27/2006
Hydro cargo tanks / ballast tanks	10 days	9/27/2006	10/16/2006
Successful Test & trials, final outfit	20 days	10/16/2006	11/20/2006
Successful Sea Trials	2 days	11/20/2006	11/22/2006
Clean and final Sell	5 days	11/22/2006	11/30/2006

APPENDIX 4a

AMENDED BARGE LETTER OF CREDIT

AMENDED IRREVOCABLE STANDBY LETTER OF CREDIT NO. RS64136369

DATE OF ISSUE: OCTOBER 21, 2004
DATE OF AMENDMENT: NOVEMBER , 2005

ISSUING BANK:
[ ]	APPLICANT:
MALCOLM G. CHACE
C/O POINT GAMMON CORP
1 PROVIDENCE WASHINGTON BLDG
PROVIDENCE, RI 02903

BENEFICIARY:
USCS ATB LLC
PO BOX 2945
EDISON, NEW JERSEY 08818-2945
ATTN: ALAN E. COLLETTI

AMOUNT/CURRENCY:
USD 15,000,000.00
FIFTEEN MILLION AND 00/100’S US DOLLARS

DATE AND PLACE OF EXPIRY:
DECEMBER 31, 2007 OUR COUNTERS

GENTLEMEN:

WE HEREBY AMEND OUR IRREVOCABLE STANDBY LETTER OF CREDIT NO. RS64136369 IN YOUR FAVOR AS BENEFICIARY IN THE AMOUNT USD 15,000,000.00 (FIFTEEN MILLION UNITED STATES DOLLARS), WHICH CREDIT IS AVAILABLE WITH BANK OF AMERICA BY PAYMENT OF BENEFICIARY’S DRAFT(S) AT SIGHT DRAWN ON BANK OF AMERICA.

THE EXPIRY DATE IS CHANGED TO DECEMBER 31, 2007.

DRAFTS MUST BE ACCOMPANIED BY:

1.          THE ORIGINAL LETTER OF CREDIT AND ALL AMENDMENTS, IF ANY.

THIS IS AN INTEGRAL PART OF LETTER OF CREDIT NUMBER: RS64136369

2.	A BENEFICIARY’S DATED STATEMENT ON BENEFICIARY’S LETTERHEAD PURPORTEDLY SIGNED BY AN AUTHORIZED OFFICER STATING “UNDER PENALTY OF PERJURY, WE HEREBY CERTIFY THAT” AND ONE OF THE FOLLOWING:

QUOTE
THERE IS A BREACH OR DEFAULT ON THE PART OF SOUTHEASTERN NEW ENGLAND SHIPBUILDING CORPORATION D/B/A SENESCO MARINE (“SENESCO”) UNDER THE ARTICULATED TUG BARGE BUILDING AGREEMENT DATED AS OF AUGUST 7, 2004 (AS AMENDED, THE “AGREEMENT”) BETWEEN SENESCO, BENEFICIARY, AS BUYER, AND UNITED STATES CHEMICAL SHIPPING LLC, AS GUARANTOR, FOR THE CONSTRUCTION OF A BARGE KNOWN AS HULL NO. 46 (THE “BARGE”) FOR WHICH THERE IS NO APPLICABLE CURE PERIOD OR FOR WHICH THE APPLICABLE CURE PERIOD HAS EXPIRED WITHOUT CURE; AND THE BENEFICIARY HAS (A) TAKEN OVER OR OTHERWISE CONTRACTED FOR THE COMPLETION OF THE CONSTRUCTION OF THE BARGE, AND (B) INCURRED REASONABLE COSTS IN ADDITION TO AMOUNTS PAID FOR BUYER FURNISHED EQUIPMENT (AS DEFINED IN THE AGREEMENT) AND TO SENESCO UNDER THE AGREEMENT TO COMPLETE CONSTRUCTION OF THE BARGE THAT ARE IN EXCESS OF THE PURCHASE PRICE (AS DEFINED IN THE AGREEMENT, INCLUDING ALL AMOUNTS PAID PURSUANT TO THE AGREEMENT); AND THE BENEFICIARY IS ENTITLED TO DRAW UNDER THIS LETTER OF CREDIT THE AGGREGATE AMOUNT IN EXCESS OF THE AMENDED PURCHASE PRICE (AS DEFINED IN THE AGREEMENT, INCLUDING ALL AMOUNTS PAID PURSUANT TO THE AGREEMENT) THAT BENEFICIARY HAS SPENT TO COMPLETE THE BARGE, OTHER THAN FOR BUYER FURNISHED EQUIPMENT (AS DEFINED IN THE AGREEMENT), WITH BENEFICIARY NOW BEING ENTITLED TO REIMBURSEMENT IN AN AMOUNT EQUAL TO US $______________
UNQUOTE

OR

QUOTE
AS LIQUIDATED DAMAGES UP TO A MAXIMUM AMOUNT OF $1,980,000.00 UNDER ARTICLE IV(B) OF THE ARTICULATED TUG BARGE BUILDING AGREEMENT DATED AS OF AUGUST 7, 2004, AS AMENDED AUGUST 7, 2004; SEPTEMBER 29, 2004; AND NOVEMBER 3, 2005 (AS AMENDED, THE “AGREEMENT”) BY AND AMONG SOUTHEASTERN NEW ENGLAND SHIPBUILDING CORPORATION (“SENESCO”), BENEFICIARY AND UNITED STATES CHEMICAL SHIPPING LLC AS GUARANTOR, SENESCO HAS AGREED TO PAY BENEFICIARY $30,000 PER DAY UP TO 66 DAYS FOR EACH DAY THAT SENESCO IS LATE IN THE DELIVERY OF THE ATB (AS DEFINED IN THE AGREEMENT), AND SENESCO IS NOW __ DAYS LATE WITH THE DELIVERY

THIS IS AN INTEGRAL PART OF LETTER OF CREDIT NUMBER: RS64136369

OF THE ATB AND BENEFICIARY IS NOW ENTITLED TO $___________ PURSUANT TO ARTICLE IV(B) OF THE AGREEMENT.
UNQUOTE

OR

QUOTE
THE ISSUING BANK HAS ISSUED A NOTICE THAT IT HAS ELECTED NOT TO RENEW THIS LETTER OF CREDIT, AND AS OF THE FIFTEENTH BUSINESS DAY PRIOR TO THE DATE OF EXPIRY OF THIS LETTER OF CREDIT, THE APPLICANT HAS NOT DELIVERED TO THE BENEFICIARY A REPLACEMENT LETTER OF CREDIT CONTAINING IDENTICAL TERMS THAT IS ISSUED BY A FEDERALLY-INSURED FINANCIAL INSTITUTION WITH A CREDIT RATING OF AT LEAST AA- BY STANDARD & POOR’S RATING SERVICES OR THE EQUIVALENT CREDIT RATING FROM A NATIONALLY-RECOGNIZED CREDIT RATING AGENCY.
UNQUOTE

PARTIAL AND MULTIPLE DRAWINGS ARE ALLOWED ON THIS LETTER OF CREDIT.

THIS LETTER OF CREDIT IS TRANSFERABLE ONLY TO EITHER CANADIAN IMPERIAL BANK OF COMMERCE, AS ADMINISTRATIVE AGENT, OR KEYBANK NATIONAL ASSOCIATION, AS COLLATERAL AGENT, AND THEIR SUCCESSORS AND ASSIGNS IN SUCH CAPACITIES.

IT IS A CONDITION OF THIS LETTER OF CREDIT THAT IT SHALL BE DEEMED AUTOMATICALLY EXTENDED WITHOUT AMENDMENT FOR SIX MONTHS FROM THE PRESENT OR ANY FUTURE EXPIRATION DATE UNLESS AT LEAST THIRTY DAYS PRIOR TO SUCH EXPIRATION DATE THE ISSUING BANK NOTIFIES YOU BY COURIER OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, THAT THE ISSUING BANK HAS ELECTED NOT TO CONSIDER THIS LETTER OF CREDIT RENEWED FOR ANY SUCH PERIOD.  IF THE ISSUING BANK ELECTS NOT TO RENEW THIS LETTER OF CREDIT, THE BENEFICIARY SHALL HAVE THE RIGHT TO DRAW THE FULL AMOUNT OF SUCH LETTER OF CREDIT AT ANY TIME PRIOR TO ITS THEN APPLICABLE EXPIRATION DATE.

THE NUMBER AND DATE OF THE CREDIT AND THE NAME OF OUR BANK MUST BE QUOTED ON ALL DRAFT(S) REQUIRED.

EACH DRAFT PRESENTED HEREUNDER MUST BE ACCOMPANIED BY THE ORIGINAL CREDIT FOR ENDORSEMENT THEREON OF THE AMOUNT OF SUCH DRAFT.

THIS IS AN INTEGRAL PART OF LETTER OF CREDIT NUMBER: RS64136369

DRAFT(S) AND DOCUMENTS MUST BE PRESENTED AT OUR OFFICES AT [__________________________ INSERT ADDRESS].

COMMUNICATIONS WITH RESPECT TO THIS LETTER OF CREDIT SHALL BE IN WRITING AND SHALL BE ADDRESSED TO US AT [________________________ INSERT ADDRESS]

SPECIFICALLY REFERRING TO THE NUMBER OF THIS LETTER OF CREDIT.

THIS CREDIT IS SUBJECT TO THE UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS (1993 EDITION), THE INTERNATIONAL CHAMBER OF COMMERCE, PUBLICATION NO. 500.

AUTHORIZED SIGNATURE

THIS DOCUMENT CONSISTS OF 4 PAGE(S)

APPENDIX 6a

AMENDED MILESTONE ACCEPTANCE

SENESCO MARINE
REQUEST FOR PAYMENT
INVOICE NUMBER _________
CONTRACT #046

Milestone Reference: _______________________

Southeastern New England Shipbuilding Corporation, d/b/a SENESCO Marine, hereby requests a Milestone progress payment, as referenced above, from (Buyer and/or Financial Institution) in connection with the completion of this milestone.

SENESCO Marine hereby certifies that the work required on the referenced milestone and on the corresponding task and all prior tasks on the Amended Production Schedule has been completed in all respects in accordance with the Contract, Plans and Specifications and ABS Standards.

Buyer’s inspector certifies that he has inspected the work required on the referenced milestone and on the corresponding task and all prior tasks on the Amended Production Schedule and that it has been completed in all respects in accordance with the Contract, Plans, and Specifications and ABS Standards.

SENESCO Marine further certifies that there are no liens created by SENESCO Marine on the vessel being Hull Number #46, and that SENESCO Marine has not encumbered said vessel in any way.

SENESCO Marine hereby agrees to indemnify and hold Buyer/Financial Institution harmless from any claim, liens or encumbrances, incurred by Buyer/Financial Institution arising out of any misrepresentation herein.

This request for payment is subject to the Contract and nothing in this request for payment alters or amends the Contract or the respective obligations of the parties hereto.

SENESCO Marine	USC ATB LLC

Project Manager	Buyer’s Inspector

Dated: _______________	Dated: _______________

APPENDIX 8a

AMENDED TUG LETTER OF CREDIT

AMENDED IRREVOCABLE STANDBY LETTER OF CREDIT NO. RS64136375

DATE OF ISSUE: OCTOBER 21, 2004
DATE OF AMENDMENT: NOVEMBER , 2005

ISSUING BANK:
[ ]	APPLICANT:
MALCOLM G. CHACE
C/O POINT GAMMON CORP
1 PROVIDENCE WASHINGTON BLDG
PROVIDENCE, RI 02903

BENEFICIARY:
USCS ATB LLC
PO BOX 2945
EDISON, NEW JERSEY 08818-2945
ATTN: ALAN E. COLLETTI

AMOUNT/CURRENCY:
USD 3,000,000.00
THREE MILLION AND 00/100’S US DOLLARS

DATE AND PLACE OF EXPIRY:
DECEMBER 31, 2007 OUR COUNTERS

GENTLEMEN:

WE HEREBY AMEND OUR IRREVOCABLE STANDBY LETTER OF CREDIT NO. RS64136375 IN YOUR FAVOR AS BENEFICIARY IN THE AMOUNT USD 3,000,000.00 (THREE MILLION UNITED STATES DOLLARS), WHICH CREDIT IS AVAILABLE WITH BANK OF AMERICA BY PAYMENT OF BENEFICIARY’S DRAFT(S) AT SIGHT DRAWN ON BANK OF AMERICA.

THE EXPIRY DATE IS CHANGED TO DECEMBER 31, 2007.

DRAFTS MUST BE ACCOMPANIED BY:

1.          THE ORIGINAL LETTER OF CREDIT AND ALL AMENDMENTS, IF ANY.

THIS IS AN INTEGRAL PART OF LETTER OF CREDIT NUMBER: RS64136375

2.	A BENEFICIARY’S DATED STATEMENT ON BENEFICIARY’S LETTERHEAD PURPORTEDLY SIGNED BY AN AUTHORIZED OFFICER STATING “UNDER PENALTY OF PERJURY, WE HEREBY CERTIFY THAT” AND ONE OF THE FOLLOWING:

QUOTE
THERE IS A BREACH OR DEFAULT ON THE PART OF SOUTHEASTERN NEW ENGLAND SHIPBUILDING CORPORATION D/B/A SENESCO MARINE (“SENESCO”) UNDER THE ARTICULATED TUG BARGE BUILDING AGREEMENT DATED AS OF AUGUST 7, 2004 (AS AMENDED, THE “AGREEMENT”) BETWEEN SENESCO, BENEFICIARY, AS BUYER, AND UNITED STATES CHEMICAL SHIPPING LLC, AS GUARANTOR, FOR THE CONSTRUCTION OF A TUG BOAT KNOWN AS HULL NO. 318 (THE “TUG”) FOR WHICH THERE IS NO APPLICABLE CURE PERIOD OR FOR WHICH THE APPLICABLE CURE PERIOD HAS EXPIRED WITHOUT CURE; AND THE BENEFICIARY HAS (A) TAKEN OVER OR OTHERWISE CONTRACTED FOR THE COMPLETION OF THE CONSTRUCTION OF THE TUG, AND (B) INCURRED REASONABLE COSTS, IN ADDITION TO AMOUNTS PAID FOR BUYER FURNISHED EQUIPMENT (AS DEFINED IN THE AGREEMENT) AND TO SENESCO UNDER THE AGREEMENT TO COMPLETE CONSTRUCTION OF THE TUG THAT ARE IN EXCESS OF THE PURCHASE PRICE (AS DEFINED IN THE AGREEMENT, INCLUDING ALL AMOUNTS PAID PURSUANT TO THE AGREEMENT); AND THE BENEFICIARY IS ENTITLED TO DRAW UNDER THIS LETTER OF CREDIT THE AGGREGATE AMOUNT IN EXCESS OF THE AMENDED PURCHASE PRICE (AS DEFINED IN THE AGREEMENT, INCLUDING ALL AMOUNTS PAID PURSUANT TO THE AGREEMENT) THAT BENEFICIARY HAS SPENT TO COMPLETE THE TUG, OTHER THAN FOR BUYER FURNISHED EQUIPMENT (AS DEFINED IN THE AGREEMENT), WITH BENEFICIARY NOW BEING ENTITLED TO REIMBURSEMENT IN AN AMOUNT EQUAL TO US $______________
UNQUOTE

OR

QUOTE
THE ISSUING BANK HAS ISSUED A NOTICE THAT IT HAS ELECTED NOT TO RENEW THIS LETTER OF CREDIT, AND AS OF THE FIFTEENTH BUSINESS DAY PRIOR TO THE DATE OF EXPIRY OF THIS LETTER OF CREDIT, THE APPLICANT HAS NOT DELIVERED TO THE BENEFICIARY A REPLACEMENT LETTER OF CREDIT CONTAINING IDENTICAL TERMS THAT IS ISSUED BY A FEDERALLY-INSURED FINANCIAL INSTITUTION WITH A CREDIT RATING OF AT LEAST AA- BY STANDARD & POOR’S RATING SERVICES OR THE EQUIVALENT CREDIT RATING FROM A NATIONALLY-RECOGNIZED CREDIT RATING AGENCY.
UNQUOTE

THIS IS AN INTEGRAL PART OF LETTER OF CREDIT NUMBER: RS64136375

PARTIAL AND MULTIPLE DRAWINGS ARE ALLOWED ON THIS LETTER OF CREDIT.

THIS LETTER OF CREDIT IS TRANSFERABLE ONLY TO EITHER CANADIAN IMPERIAL BANK OF COMMERCE, AS ADMINISTRATIVE AGENT, OR KEYBANK NATIONAL ASSOCIATION, AS COLLATERAL AGENT, AND THEIR SUCCESSORS AND ASSIGNS IN SUCH CAPACITIES.

IT IS A CONDITION OF THIS LETTER OF CREDIT THAT IT SHALL BE DEEMED AUTOMATICALLY EXTENDED WITHOUT AMENDMENT FOR SIX MONTHS FROM THE PRESENT OR ANY FUTURE EXPIRATION DATE UNLESS AT LEAST THIRTY DAYS PRIOR TO SUCH EXPIRATION DATE, THE ISSUING BANK NOTIFIES YOU BY COURIER OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, THAT THE ISSUING BANK HAS ELECTED NOT TO CONSIDER THIS LETTER OF CREDIT RENEWED FOR ANY SUCH PERIOD.  IF THE ISSUING BANK ELECTS NOT TO RENEW THIS LETTER OF CREDIT, THE BENEFICIARY SHALL HAVE THE RIGHT TO DRAW THE FULL AMOUNT OF SUCH LETTER OF CREDIT AT ANY TIME PRIOR TO ITS THEN APPLICABLE EXPIRATION DATE.

THE NUMBER AND DATE OF THE CREDIT AND THE NAME OF OUR BANK MUST BE QUOTED ON ALL DRAFT(S) REQUIRED.

EACH DRAFT PRESENTED HEREUNDER MUST BE ACCOMPANIED BY THE ORIGINAL CREDIT FOR ENDORSEMENT THEREON OF THE AMOUNT OF SUCH DRAFT.

DRAFT(S) AND DOCUMENTS MUST BE PRESENTED AT OUR OFFICES AT [__________________________ INSERT ADDRESS].

COMMUNICATIONS WITH RESPECT TO THIS LETTER OF CREDIT SHALL BE IN WRITING AND SHALL BE ADDRESSED TO US AT [________________________ INSERT ADDRESS] SPECIFICALLY REFERRING TO THE NUMBER OF THIS LETTER OF CREDIT.

THIS CREDIT IS SUBJECT TO THE UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS (1993 EDITION), THE INTERNATIONAL CHAMBER OF COMMERCE, PUBLICATION NO. 500.

AUTHORIZED SIGNATURE

THIS DOCUMENT CONSISTS OF 3 PAGE(S)

APPENDIX 9

STORAGE AND APPROPRIATE INSURANCE FOR BFE&S

APPENDIX 10

CONSTRUCTION TRANSFER INSURANCE

[To be separately provided in satisfactory form and content to Buyer prior to Construction Transfer Date.]

APPENDIX 11

MAJOR COSTS OF CONSTRUCTION TRANSFER

Tugboat(s)	$161,000.00 (est.)
Barge(s)	$75,000.00 plus $2500 per day after 30 days (est.)
Crane(s)	$486,000 (est.)